UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 21, 2022

Activision Blizzard, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-15839	95-4803544
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
2701 Olympic Boulevard, Building B
Santa Monica,	CA		90404
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code): (310) 255-2000
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): ☐

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.000001 per share	ATVI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 21, 2022, Activision Blizzard, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to vote on the five proposals described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2022 (the “Proxy Statement”).

Each of the proposals upon which the Company’s stockholders voted at the Annual Meeting, and the final, certified results reported by the Company’s independent inspector of elections, American Election Services, LLC, are set forth below.

Proposal 1: The following ten directors were elected to serve one-year terms expiring at the Company’s 2023 Annual Meeting of Stockholders, and until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal.

	For	Against	Abstain	Broker Non-Vote
Reveta Bowers	570,069,460	20,069,854	8,323,643	49,424,806
Kerry Carr	594,269,935	2,253,529	1,939,493	49,424,806
Robert Corti	501,431,883	95,076,047	1,955,027	49,424,806
Brian Kelly	527,602,184	68,415,423	2,445,350	49,424,806
Robert Kotick	533,703,580	62,597,199	2,162,178	49,424,806
Lulu Meservey	594,225,355	2,302,158	1,935,444	49,424,806
Barry Meyer	521,987,017	74,530,701	1,945,239	49,424,806
Robert Morgado	431,416,165	164,932,068	2,114,724	49,424,806
Peter Nolan	546,056,263	50,459,532	1,947,162	49,424,806
Dawn Ostroff	570,649,200	25,909,272	1,904,485	49,424,806

Proposal 2: A non-binding, advisory proposal on the compensation of the Company’s executive officers, as disclosed in the Compensation Discussion and Analysis section of the Proxy Statement, was approved.

For	Against	Abstain	Broker Non-Vote
524,115,176	69,072,128	5,275,653	49,424,806

Proposal 3: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022 was ratified.

For	Against	Abstain
624,981,205	21,247,950	1,658,608

Proposal 4: A stockholder proposal regarding the nomination of an employee representative director was not approved.

For	Against	Abstain	Broker Non-Vote
30,425,554	555,091,091	12,946,312	49,424,806

Proposal 5: A stockholder proposal regarding the preparation of a report about the Company’s efforts to prevent abuse, harassment and discrimination was approved.

For	Against	Abstain	Broker Non-Vote
379,308,934	183,876,515	35,277,508	49,424,806

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2022

ACTIVISION BLIZZARD, INC.

By:	/s/ Frances Townsend
Name:	Frances Townsend
Title:	Executive Vice President for
Corporate Affairs, Corporate
Secretary, and Chief
Compliance Officer